Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT (this “Amendment”), dated as of May 7, 2007, to that certain Credit Agreement dated as of May 11, 2005 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among BOIS D’ARC ENERGY, INC., a Nevada corporation (“Borrower”), the banks and other financial institutions from time to time parties thereto (the “Lenders”), THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”), CALYON NEW YORK BRANCH, as syndication agent (in such capacity, the “Syndication Agent”), and REGIONS BANK (successor by merger to AmSouth Bank), as documentation agent (in such capacity, the “Documentation Agent”).

W I T N E S S E T H :

WHEREAS, Borrower, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent are parties to the Credit Agreement; and

WHEREAS, Borrower has requested to increase the Borrowing Base from $200,000,000 to $225,000,000 in accordance with Section 2.8 of the Credit Agreement, and the Lenders and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.  Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)  Definition of “Maximum Loan Amount”. The definition of “Maximum Loan Amount” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to provide as follows:

“Maximum Loan Amount” means $350,000,000, as such amount may be reduced from time to time pursuant to Section 2.5.”

(b)  Amendment to Schedule 2.1 (Commitments and Percentage Shares). Schedule 2.1 of the Credit Agreement is hereby amended by deleting the Schedule 2.1 attached to the Credit Agreement and inserting in place thereof the new Schedule 2.1 attached to this Amendment as Annex 1.

3.  Redetermination of the Borrowing Base. In accordance with the procedure set forth in Section 2.8 of the Credit Agreement, the Borrowing Base is increased from $200,000,000 to $225,000,000, such increase to be effective as of the Effective Date (as defined below) and to remain in effect until the Borrowing Base is otherwise redetermined in accordance with the Credit Agreement.

4.  Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived in accordance with Section 10.1 of the Credit Agreement), provided that all such conditions shall be satisfied (or waived) by no later than May 31, 2007:

(a)  The Administrative Agent shall have received the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated as of the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i)  counterparts of this Amendment executed by the Borrower, the Administrative Agent and each Lender and acknowledged by each Guarantor;

(ii)  Pledged Notes executed by each of the Loan Parties and payable to the Borrower, each in an aggregate principal amount equal to the Maximum Loan Amount, pledged to the Administrative Agent for the benefit of the Lenders and the Issuing Bank, together with transfer powers or instruments executed in blank for each such certificate, interest or security;

(iii)  a Note executed by the Borrower in favor of each Lender, each in an aggregate principal amount equal to such Lender’s Percentage Share of the Maximum Loan Amount;

(iv)  such certificates of resolutions or other action and other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require to verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;

(v)  a certificate signed by a Responsible Officer of the Borrower certifying that (A) the conditions specified in this Section 4 have been satisfied, (B) no change, event or circumstance has occurred or exists (individually or in the aggregate) since December 31, 2006 that has or could be reasonably expected to have a Material Adverse Effect, (C) no change, event or circumstance has occurred in the properties described in the latest Engineering Report dated December 31, 2006 delivered pursuant to Section 6.2(g) of the Credit Agreement that has or could be reasonably expected to have a Material Adverse Effect, (D) there shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority that (x) would reasonably be expected to have a Material Adverse Effect or (y) restrains, prevents or imposes or can reasonably be expected to impose materially adverse conditions upon the Credit Agreement, this Amendment or the transactions contemplated by the Credit Agreement or by this Amendment; (E) the Borrower and its Subsidiaries shall not have any Indebtedness or Liens on the Effective Date other than permitted under the Credit Agreement; and (F) the representations and warranties of the Borrower contained in Section 6 of this Amendment, Article V of the Credit Agreement, and in any document furnished at any time under or in connection herewith, are true and correct on and as of the Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date);

(vi)  an opinion of counsel to each Loan Party substantially in the form of delivered in connection with the Second Amendment to the Credit Agreement dated as of October 31, 2006, and otherwise covering the transactions contemplated by this Amendment;

(vii)  such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Issuing Bank or the Majority Lenders reasonably may require.

(b)  All fees required to be paid on or before the Effective Date pursuant to any of the Loan Documents, including any fees required to be paid in connection with issuance of commitment letters by Lenders with respect to the transactions contemplated under this Amendment, shall have been paid.

(c)  Unless waived by the Administrative Agent, the Borrower shall have paid all costs and expenses payable to the Administrative Agent pursuant to Section 10.4 of the Credit Agreement to the extent invoiced prior to or on the Effective Date, plus such additional amounts of costs and expenses as shall constitute the Administrative Agent’s reasonable estimate of the costs and expenses described in Section 10.4 of the Credit Agreement incurred or to be incurred by it through the closing proceedings in connection with this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(d)  There shall exist no pending or threatened litigation, proceedings or investigations which could reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower or any of its Subsidiaries or the transactions contemplated hereby.

(e)  The representations and warranties of the Borrower contained in Section 6 of this Amendment, Article V of the Credit Agreement, and in any document furnished at any time under or in connection herewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(f)  No Default or Event of Default shall exist, or would result from the transactions contemplated by this Amendment.

(g)  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment shall be in form and substance reasonably satisfactory to the Administrative Agent.

5.  Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

6.  Representations and Warranties. Each of the Borrower and the other Loan Parties represents and warrants to the Administrative Agent and Lenders as follows:

(a)  all representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(b)  no Default or Event of Default has occurred and is continuing on the date hereof;

(c)  since December 31, 2006, there has been no change, event or occurrence (individually or in the aggregate) that has had or could reasonably be expected to have a Material Adverse Effect;

(d)  each Loan Party has the power and authority to make, deliver and perform this Amendment and has taken any and all necessary action to authorize the execution, delivery and performance of this Amendment and no consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by the Loan Parties, or the validity or enforceability against the Loan Parties, of this Amendment, other than such consents, authorizations or filings which have been made or obtained;

(e)  this Amendment has been duly executed and delivered by the Loan Parties and this Amendment constitutes the legal, valid and binding obligation of the Loan Parties, enforceable against the Borrower in accordance with its terms;

(f)  none of Borrower or its Subsidiaries has made or permitted to occur or exist any Dispositions or Lien on all Properties purported to be included in the Borrowing Base since the delivery of the evidence of such person’s title to such properties delivered pursuant to Section 4.1(a)(vii) other than permitted under the Credit Agreement;

(g)  on the date hereof and after giving effect to the increase in the Commitment and the other transactions contemplated by this Amendment, each Security Document has been duly executed and delivered on behalf of such Loan Party that is a party thereto and is the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms and secures the obligations and liabilities of the Borrower and the other Loan Parties to the Lenders pursuant to the Credit Agreement, the Note, including extensions of credit up to an aggregate principal amount not to exceed $350,000,000, and the other Loan Documents, as amended by this Amendment;

(h)  on the date hereof and after giving effect to the increase in the Commitment and the other transactions contemplated by this Amendment, each of the Mortgage and the Subordinate Mortgage complies with all applicable recording and filing laws of the States of Louisiana and Texas, and creates, under the laws of the States of Louisiana and Texas, a legally valid perfected mortgage lien in favor of the Administrative Agent for the benefit of the Lenders, in the case of the Mortgage, or Bois d’Arc Energy, Inc., in the case of the Subordinate Mortgage, on all right, title and interest of Bois d’Arc Energy, L.P. in and to the Mortgaged Property (as defined therein), including all property purported to be included in the Borrowing Base, to secure the obligations and liabilities of the Borrower to the Lenders pursuant to the Credit Agreement, the Notes, including extensions of credit up to an aggregate principal amount not to exceed $350,000,000, and the other Loan Documents, as amended by this Amendment;

(i)  the increases in the Commitments contemplated by this Amendment and any additional increases in such Commitments that shall be approved subject to and in accordance with the terms of the Credit Agreement, up to an aggregate principal amount of $350,000,000 outstanding at any time, are reasonably within the contemplation of the parties at the time of the execution and delivery of the Mortgage, the increases in the Pledged Notes contemplated by this Amendment and any additional increases in such Pledged Notes that shall be approved subject to and in accordance with the terms of the Credit Agreement, up to an aggregate principal amount of $350,000,000 outstanding at any time, are reasonably within the contemplation of the parties at the time of the execution and delivery of the Subordinate Mortgage;

(j)  the Borrower is solvent and the Loan Parties, taken as a whole, are solvent, in each case, after giving effect to Loans and Letters of Credit, the transactions contemplated by this Amendment and the payment of all estimated legal, accounting and other fees related hereto and thereto; and

(k)  the Borrower and its Subsidiaries have received all consents and authorizations required pursuant to any material contractual obligation with any other Person and have obtained all permits, licenses and other approvals of, and effected all notices to and filings with, any Governmental Authority, in each case, necessary to allow each of the Borrower and its Subsidiaries lawfully (A) to execute, deliver and perform, in all material respects, their respective obligations under the Loan Documents and the related documents to which each of them, respectively, is, or shall be, a party and each other agreement or instrument to be executed and delivered by each of them, respectively, pursuant thereto or in connection therewith and (B) to create and perfect the Liens on the Collateral to be owned by each of them in the manner and for the purpose contemplated by the Loan Documents, and all such matters are in full force and effect.

7.  Liens and Security Interests. Borrower and each Guarantor, as of the Effective Date and after giving effect to the amendments contained herein, hereby ratify and confirm all Liens and security interests granted by Borrower and each Guarantor to Lenders to secure Borrower’s prompt payment and performance of all obligations of Borrower arising under the Loan Documents, including each Note and Guarantee. Borrower hereby agrees that the Pledged Notes delivered pursuant to Section 4(a)(ii) constitute Collateral (as defined in the Pledge Agreement executed and delivered by the Borrower) and that Attachment 1 to such Pledge Agreement is hereby amended to include such Pledged Notes.

8.  Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees or Participants of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

9.  GOVERNING LAW.

(a)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW).

(b)  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS SITTING IN HOUSTON, TEXAS OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

10.  Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11.  ENTIRE AGREEMENT. The Credit Agreement, as amended by this Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

BOIS D’ARC ENERGY, INC.

By: /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President
and Chief Financial Officer

THE BANK OF NOVA SCOTIA, as
Administrative Agent, Lead Arranger and Lender

By: /s/ RICHARD HAWTHORNE
Name: Richard Hawthorne
Title: Director

CAYLON NEW YORK BRANCH, as Syndication
Agent and Lender

By: /s/ DENNIS PETITO
Name: Dennis Petito
Title: Managing Director

By: /s/ MICHAEL WILLIS
Name: Michael Willis
Title: Director

REGIONS BANK, as
Documentation Agent and Lender

By: /s/ WA PHILIPP
Name: W A Phillip
Title: Vice President

NATIXIS (formerly known as Natexis Banques
Populaires), as Lender

By: /s/ DONOVAN C. BROUSSARD
Name: Donovan C. Broussard
Title: Managing Director

By: /s/ LOUIS P. LAVILLE, III
Name: Louis P. Laville, III
Title: Managing Director

UNION BANK OF CALIFORNIA, N.A, as

By: /s/ SEAN MURPHY
Name: Sean Murphy
Title: Vice President

BMO CAPITAL MARKETS FINANCING, INC.,
Formerly known as (Harris Nesbit Financing, Inc.),
as Lender

By: /s/ MARY LOU ALLEN
Name: Mary Lou Allen
Title: Vice President

BANK OF AMERICA, N.A, as Lender

By: /s/ JEFFREY H. RATHKAMP
Name: Jeffrey H. Rathcamp
Title: Managing Director

COMERICA BANK, as Lender

By: /s/ PAUL L. SEFZIK
Name: Paul L. Sefzik
Title: Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment dated as of May 7, 2007 (the “Amendment”), to that certain Credit Agreement dated as of May 11, 2005, as heretofore amended, (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, (iv) grants to the Administrative Agent for its benefit and the ratable benefit of each of the Lenders, a lien and a continuing security interest in the Collateral (as such term is defined in the respective Security Agreements and the Pledge Agreements) to secure the Secured Obligations (as defined therein), and (v) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, (c) it has reviewed a copy of the Amendment and (d) its Pledged Note delivered pursuant to Section 4(a)(ii) of the Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

BOIS D’ARC OIL & GAS COMPANY LLC,
as Guarantor

By: /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President
and Chief Financial Officer
Date: May 7, 2007

BOIS D’ARC HOLDINGS, LLC, as Guarantor

By: /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President
and Chief Financial Officer
Date: May 7, 2007

BOIS D’ARC OFFSHORE LTD., as Guarantor

By: /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President
and Chief Financial Officer
Date: May 7, 2007

BOIS D’ARC PROPERTIES, LP, as Guarantor

By: /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President
and Chief Financial Officer
Date: May 7, 2007

BOIS D’ARC ENERGY, INC., as Guarantor

By: /s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Senior Vice President
and Chief Financial Officer
Date: May 7, 2007

EXHIBIT A

SCHEDULE 2.1

COMMITMENTS

AND PERCENTAGE SHARES

Lender	Commitment	Percentage Share
The Bank of Nova Scotia	$61,250,000.00	17.500000000%
Regions Bank	$52,500,000.00	15.000000000%
Calyon New York Branch	$52,500,000.00	15.000000000%
Natixis	$43,750,000.00	12.500000000%
Bank of America, N.A.	$35,000,000.00	10.000000000%
Comerica Bank	$35,000,000.00	10.000000000%
Union Bank of California, N.A.	$35,000,000.00	10.000000000%
BMO Capital Markets Financing, Inc.	$35,000,000.00	10.000000000%
Total	$350,000,000.00	100.000000000%